UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2019

Commission File Number: 001-37544

AmpliPhi Biosciences Corporation

(Exact name of registrant as specified in its charter)

Washington	91-1549568
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3579 Valley Centre Drive, Suite 100

San Diego, California 92130

(Address of principal executive offices)

(858) 829-0829

(Registrant’s Telephone number)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On January 14, 2019, we terminated the employment of our Chief Operating Officer, Igor P. Bilinsky, Ph.D. Dr. Bilinsky is entitled to certain severance benefits under his offer letter agreement with us, dated January 27, 2017, as filed with the Securities and Exchange Commission on February 2, 2017, subject to Dr. Bilinsky providing us with an effective release and waiver of claims.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2019	AmpliPhi Biosciences Corporation

	By:	/s/ Steve R. Martin
	Name:	Steve R. Martin
	Title:	Chief Financial Officer